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Scudder 21st Century Growth Fund

Classes A, B, C and I

Annual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder 21st Century Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SCNAX	811196-807
Class B	SCNBX	811196-872
Class C	SCNCX	811196-880

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary July 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder 21st Century Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-40.74%	-15.05%	-2.60%	-1.08%
Class B(a)	-41.19%	-15.71%	-3.33%	-1.82%
Class C(a)	-41.13%	-15.69%	-3.32%	-1.81%
Russell 2000 Growth Index+	-30.61%	-13.62%	-6.14%	-3.59%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 7/31/02	$ 10.46	$ 10.28	$ 10.29
7/31/01	$ 17.65	$ 17.48	$ 17.48

Class A Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	389	of	426	92

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
-- Scudder 21st Century Growth Fund - Class A -- Russell 2000 Growth Index+

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)
Scudder 21st Century Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$5,582	$5,777	$8,260	$8,840
	Average annual total return	-44.18%	-16.71%	-3.75%	-2.07%
Class B(c)	Growth of $10,000	$5,699	$5,878	$8,362	$8,890
	Average annual total return	-43.01%	-16.23%	-3.51%	-1.98%
Class C(c)	Growth of $10,000	$5,881	$5,992	$8,445	$8,978
	Average annual total return	-41.19%	-15.69%	-3.32%	-1.81%
Russell 2000 Growth Index+	Growth of $10,000	$6,939	$6,446	$7,285	$8,079
	Average annual total return	-30.61%	-13.62%	-6.14%	-3.59%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception date on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder 21st Century Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder 21st Century Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder 21st Century Growth Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-Manager Sewall Hodges joined the Advisor in 1995 and the fund team in 2002. Mr. Hodges began his investment career in 1978.

Co-Manager Peter Chin joined the Advisor in 1973 and the fund team in 1996. Mr. Chin has over 33 years of research and portfolio management experience, primarily in small-company growth stocks.

Co-Manager Roy C. McKay joined the Advisor in 1988 and the fund team in 1996. Mr. McKay has over 34 years of investment industry experience, specializing in small-company growth stocks.

In the following interview, Peter Chin, Sewall Hodges and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the fund's market environment and positioning for the 12-month period ended July 31, 2002. They also provide an outlook for the year ahead.

Q: The past 12 months have been an exceptionally challenging period for stocks. How has Scudder 21st Century Growth Fund performed since July 31, 2001?

A: Scudder 21st Century Growth Fund's results this past year were unsatisfactory relative to its benchmark and its peers. The fund fell 40.60 percent (Class S shares) for the fiscal year ended July 31, 2002. The fund's benchmark - the unmanaged Russell 2000 Growth Index - fell 30.61 percent over the same period, while the average fund in Lipper's Small-Cap Growth Funds category declined 29.34 percent.Scudder 21st Century Growth Fund's results this past year were unsatisfactory relative to its benchmark and its peers. The fund fell 40.74 percent (Class A shares unadjusted for sales charge) for the fiscal year ended July 31, 2002. The fund's benchmark - the unmanaged Russell 2000 Growth Index - fell 30.61 percent over the same period, while the average fund in Lipper's Small-Cap Growth Funds category declined 29.34 percent.

As we began the fiscal year, more of Scudder 21st Century Growth Fund's assets were invested in health care and information technology stocks than any other sectors. Health care stocks also made up a bigger share of the fund's portfolio than its benchmark for most of the period. This positioning in health care and technology accounted for a substantial portion of the negative return the fund sustained for the period. On average, health care stocks in the portfolio lost a third of their value while the average technology stock in the portfolio lost more than half its value.

Overall, investors faced exceptionally weak market conditions for growth stocks of all sizes. Business capital spending was anemic. This dimmed prospects for a rebound in technology industries such as semiconductors, software and networking. In health care, biotechnology stocks slumped amid earnings disappointments, financing concerns and a harsh US regulatory climate for new drugs and medicines. Overlaying these concerns was a loss of corporate credibility amid a wave of accounting scandals, bankruptcy filings and earnings restatements.

Stock selection in fiscal year 2002 contributed to the fund's underperformance relative to the Russell 2000 Growth Index. We estimate that the fund's total return would have been in line with its benchmark if the fund had not held strong positions in seven stocks that did not meet our expectations and each of which dropped significantly during the period: CryoLife, a biotechnology firm (1.13 percent of the portfolio), SmartForce, an educational services provider (0.74 percent), Advent Software (1.85 percent), Genesis Microchip (0.74 percent), PLATO Learning (an educational services provider sold during the second half of the fiscal year), Buca, an Italian restaurant chain (1.15 percent), and Swift Energy (an oil and gas exploration company sold during the year).

Q: Did you make any changes to the fund in the past year given this environment?

A: We modified the fund's management team. Sewall Hodges, head of Deutsche Asset Management's small-cap growth area, was named co-manager in February. During the year we also lowered our expectations for growth as part of the fund's stock selection process. Given the weak US economy and the continued market volatility, we reduced the fund's target earnings growth range from between 20 percent to 25 percent a year to 15 percent a year. We believe this target is more realistic and sustainable over the long term.

Market conditions in the wake of recent corporate scandals have made the stock-screening process more challenging and yet more important than ever. We believe it is imperative to closely monitor the fundamental operations of every stock in the portfolio, particularly technology companies and rapidly growing businesses. We look for companies that historically have had the lowest probability of negative earnings surprises, and management teams who can clearly articulate how growth is being achieved.

We thank investors for their patience this year, which could easily turn out to be the third consecutive calendar year of negative returns for the fund. Scudder 21st Century Growth Fund ranked in the bottom tenth of the fund's Lipper peer group (Small-Cap Growth Funds) for the one year period ended July 31, 2002. (See Performance Summary for complete standardized performance and ranking information.) This is unacceptable. It's not the place we want the fund to be and we feel the steps we have taken can help build a portfolio that's worthy of one of the world's largest asset managers.

Q: How did sectors other than health care and technology perform?

A: Every major economic sector in Scudder 21st Century Growth Fund's portfolio declined in fiscal year 2002, and only 28 of the 135 stocks the fund held during the period provided a positive return. Except for financial services stocks, every sector in the Russell 2000 Growth Index declined in fiscal year 2002 as well. The biggest positive contributors to the fund's returns for the year were UCBH Holdings, a regional bank that specializes in serving the Asian-American community in California (3.07 percent of the portfolio), and Pioneer Natural Resources, an oil and gas exploration firm (2.75 percent). However, the fund's successes in the financial services and energy sectors were more than offset by losses elsewhere in these sectors, among other stocks in the portfolio. Financial stocks in the portfolio dropped an average of 10 percent this past year while financial stocks in the Russell 2000 Growth Index rose an average of 12.80 percent. The fund's position in financial stocks during the year was also less than half the benchmark's weighting in this sector, and this further weakened the fund's results.

At the same time, Scudder 21st Century Growth Fund had a greater positioning in energy stocks than the index, and losses in this area from stocks such as Swift Energy were greater than losses in the index. Investors may recall that in calendar year 2001, Swift Energy was a top 10 fund holding because we believed that its New Zealand exploration efforts would propel earnings growth substantially. In the second half of fiscal year 2002, we liquidated the fund's position as the company's US operations weakened and it became clear that the New Zealand discovery would not yield as much oil as expected.

Q: How did small-cap growth stocks - the fund's investment universe - perform relative to other types of US stocks in the 12 months ended July 31?

A: The 30.61 percent decline in the fund's benchmark - the Russell 2000 Growth Index - was actually more than the decline of the Standard & Poor's 500 index, an unmanaged group of large company stocks, for the period. The S&P 500 fell 23.63 percent for the 12 months ended July 31, 2002, a level that is consistent with the common definition of a bear market. In general, investors have faced the worst stock market conditions since the mid-1970s, with growth stocks of all sizes suffering much more than value stocks (stocks that appear to be selling at a discount relative to historical earnings). Every decade has its investment excesses and in our view the past two years have been a healthy cleansing period that will eventually restore investor confidence in markets and the fiscal accountability of corporations.

Top Five Positive Contributors to Fund Performance July 31, 2001 to July 31, 2002
Percent of portfolio as of July 31, 2002
UCBH Holdings	3.07%
Pioneer Natural Resources	2.75%
Charles River Laboratories	3.62%
Rightchoice Managed Care	(sold)
Mercury Interactive	(sold)

Source: Deutsche Asset Management
Top Five Negative Contributors to Fund Performance July 31, 2001 to July 31, 2002
Percent of portfolio as of July 31, 2002
CryoLife	1.13%
SmartForce	0.74%
Advent Software	1.85%
Genesis Microchip	0.74%
PLATO Learning	(sold)

Source: Deutsche Asset Management

Q: What's your outlook for the fund?

A: While we are not out of the market storm, we believe the worst of the bear market is over. We are encouraged by the fact that in July there was an interesting shift in leadership within the portfolio. Although one month does not make a trend, some beaten-down stocks in the technology and biotechnology sectors provided positive returns for the first time in many months. Historically, small caps have performed well following a US recession and have done so for a period of several years. Low inflation, relatively high worker productivity and low interest rates bode well for a gradual stabilization of equity markets in the coming months, in our view.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

Common Stocks	98%	89%
Cash Equivalents	2%	11%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/02	7/31/01

Healthcare	29%	25%
Information Technology	24%	25%
Consumer Discretionary	20%	24%
Industrials	12%	10%
Energy	7%	9%
Financial	7%	3%
Consumer Staples	1%	1%
Telecommunication Services	-	2%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (27.0% of Portfolio)
1. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	3.6%
2. UCBH Holdings, Inc. Provider of commercial banking services to small business owners	3.1%
3. Copart, Inc. Auctioneer of damaged vehicles for insurance companies	3.0%
4. Too, Inc. Operator of clothing stores	2.8%
5. Pioneer Natural Resources Co. Explorer and producer of oil and gas	2.7%
6. American Medical Systems Holdings, Inc. Maker of surgical appliances and supplies	2.6%
7. UTStarcom, Inc. Provider of telecommunications equipment	2.4%
8. Accredo Health, Inc. Provider of specialized contract pharmacy and related services	2.3%
9. CoStar Group, Inc. Provider of building plan information	2.3%
10. Philadelphia Consolidated Holding Corp. Operator of a commercial property and casualty insurance company	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 98.2%
Consumer Discretionary 20.1%
Auto Components 0.9%
Intier Automotive, Inc.*	97,000	1,484,100
Hotel Restaurants & Leisure 6.5%
Buca, Inc.*	236,200	2,007,700
California Pizza Kitchen, Inc.*	120,900	2,645,292
International Game Technology*	50,600	2,947,450
Landry's Seafood Restaurants, Inc.	70,600	1,521,430
Shuffle Master, Inc.*	128,500	2,197,350
		11,319,222
Internet & Catalog Retailing 0.9%
Alloy, Inc.*	156,800	1,531,936
Media 1.9%
Radio One, Inc. "D"*	242,500	3,395,000
Specialty Retail 9.9%
Advance Auto Parts, Inc.*	39,800	2,000,348
American Eagle Outfitters, Inc.*	94,400	1,563,264
Copart, Inc.*	394,150	5,242,195
Hot Topic, Inc.*	153,350	2,384,593
PETsMART, Inc.*	92,600	1,337,144
Too, Inc.*	193,300	4,834,433
		17,361,977
Consumer Staples 0.5%
Food & Drug Retailing
United Natural Foods, Inc.*	48,000	884,160
Energy 7.3%
Energy Equipment & Services 1.3%
Unit Corp.*	146,900	2,306,330
Oil & Gas 6.0%
Kinder Morgan Energy Partners LP*	121,097	3,597,792
Pioneer Natural Resources Co.*	198,100	4,796,001
Spinnaker Exploration Co.*	76,300	2,147,082
		10,540,875
Financials 7.0%
Banks 3.1%
UCBH Holdings, Inc.	130,300	5,359,239
Insurance 3.9%
Philadelphia Consolidated Holding Corp.*	97,600	3,926,448
Triad Guaranty, Inc.*	63,700	2,817,451
		6,743,899
Healthcare 28.2%
Biotechnology 9.3%
Alexion Pharmaceuticals, Inc.*	45,600	707,256
Aphton Corp.*	137,900	703,290
Celgene Corp.*	105,800	1,816,586
Charles River Laboratories International, Inc.*	165,900	6,320,790
Genta, Inc.*	307,000	2,575,730
Harvard Bioscience, Inc.*	477,200	2,457,580
OSI Pharmaceuticals, Inc.	57,100	1,710,716
		16,291,948
Health Care Equipment & Supplies 8.9%
American Medical Systems Holdings, Inc.*	241,300	4,572,635
Cytyc Corp.*	172,300	1,483,503
Endocare, Inc.*	118,800	1,520,640
Integra LifeSciences Holdings Corp.*	83,700	1,389,420
Kyphon, Inc.*	144,200	1,867,390
SurModics, Inc.*	95,600	2,511,412
Therasense, Inc.*	151,000	2,112,490
		15,457,490
Health Care Providers & Services 8.3%
Accredo Health, Inc.*	85,800	4,092,745
Apria Healthcare Group, Inc.*	87,300	2,044,566
CryoLife, Inc.*	199,500	1,971,060
Omnicell, Inc.*	234,800	1,326,620
Province Healthcare Co.*	182,250	3,499,200
Unilab Corp.*	79,400	1,484,780
		14,418,971
Pharmaceuticals 1.7%
American Pharmaceutical Partners, Inc.*	44,600	535,200
NPS Pharmaceuticals, Inc.*	112,100	2,440,417
		2,975,617
Industrials 11.6%
Aerospace & Defense 1.1%
Invision Technologies, Inc.*	70,200	1,882,062
Airlines 0.7%
SkyWest, Inc.*	65,100	1,249,269
Building Products 1.9%
Simpson Manufacturing Co., Inc.*	57,300	3,400,755
Commercial Services & Supplies 4.5%
Career Education Corp.*	41,700	1,840,638
CoStar Group, Inc.*	190,400	3,998,400
Korn/Ferry International*	298,000	2,100,900
		7,939,938
Electrical Equipment 1.7%
AstroPower, Inc.*	205,050	3,022,437
Road & Rail 1.7%
Heartland Express, Inc.*	149,826	2,990,527
Information Technology 23.3%
Communications Equipment 5.9%
Harris Corp.	110,900	3,560,999
NetScreen Technologies, Inc.*	96,000	1,058,016
Polycom, Inc.*	128,600	1,472,470
UTStarcom, Inc.*	240,100	4,189,745
		10,281,230
Electronic Equipment & Instruments 2.0%
Identix, Inc.*	348,261	1,751,405
Veeco Instruments, Inc.*	93,500	1,271,600
Zygo Corp.	67,600	457,652
		3,480,657
Internet Software & Services 3.1%
I-many, Inc.*	506,000	1,340,900
SmartForce PLC (ADR)*	380,700	1,298,187
WebEx Communications, Inc.*	205,300	2,775,656
		5,414,743
IT Consulting & Services 1.7%
CACI International, Inc. "A"*	87,200	2,989,216
Semiconductor Equipment & Products 3.9%
ATMI, Inc.*	92,600	1,673,282
Cree, Inc.*	230,100	3,479,112
Genesis Microchip, Inc.*	204,200	1,296,466
Microsemi Corp.*	64,500	348,300
		6,797,160
Software 6.7%
Advent Software, Inc.*	167,700	3,221,517
Nassda Corp.*	189,800	1,860,040
Precise Software Solutions Ltd.*	138,400	1,738,304
THQ, Inc.*	133,200	3,314,016
Witness Systems, Inc.*	289,300	1,536,183
		11,670,060
Telecommunication Services 0.2%
Wireless Telecommunication Services
Triton PCS Holdings, Inc. "A"*	129,700	272,370
Total Common Stocks (Cost $215,650,222)		171,461,188

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $3,065,271)	3,065,271	3,065,271
Total Investment Portfolio - 100.0% (Cost $218,715,493) (a)		174,526,459

* Non-income producing security.
(a) The cost for federal income tax purposes was $220,541,170. At July 31, 2002, net unrealized depreciation for all securities based on tax cost was $46,014,711. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,334,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $60,349,669.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $218,715,493)	$ 174,526,459
Cash	10,000
Receivable for investments sold	2,308,169
Dividends receivable	73,869
Interest receivable	6,468
Receivable for Fund shares sold	169,076
Total assets	177,094,041
Liabilities
Payable for investments purchased	3,411,055
Payable for Fund shares redeemed	446,925
Accrued management fee	117,944
Other accrued expenses and payables	99,755
Total liabilities	4,075,679
Net assets, at value	$ 173,018,362
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(44,189,034)
Accumulated net realized gain (loss)	(202,420,157)
Paid-in capital	419,627,553
Net assets, at value	$ 173,018,362

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($2,505,230 / 237,651 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.54
Class S Net Asset Value, offering and redemption price (a) per share ($140,319,818 / 13,332,570 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.52
Class A Net Asset Value and redemption price per share ($20,949,113 / 2,002,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.46
Maximum offering price per share (100 / 94.25 of $10.46)	$ 11.10
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,239,237 / 509,721 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.28
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,984,624 / 387,370 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.29
Class I Net Asset Value, offering and redemption price per share ($20,340 / 1,928.7 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.55

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,340)	$ 246,579
Interest	400,999
Total Income	647,578
Expenses: Management fee	1,962,334
Administrative fee	1,192,279
Distribution service fees	182,764
Trustees' fees and expenses	10,049
Other	13,557
Total expenses, before expense reductions	3,360,983
Expense reductions	(236)
Total expenses, after expense reductions	3,360,747
Net investment income (loss)	(2,713,169)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(57,572,031)
Foreign currency related transactions	(12,100)
(57,584,131)
Net unrealized appreciation (depreciation) during the period on investments	(66,314,848)
Net gain (loss) on investment transactions	(123,898,979)
Net increase (decrease) in net assets resulting from operations	$ (126,612,148)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ (2,713,169)	$ (2,745,669)
Net realized gain (loss) on investment transactions	(57,584,131)	(144,030,393)
Net unrealized appreciation (depreciation) on investment transactions during the period	(66,314,848)	16,608,620
Net increase (decrease) in net assets resulting from operations	(126,612,148)	(130,167,442)
Distributions to shareholders from: Net realized gains:
Class AARP	-	(217,405)
Class S	-	(16,759,678)
Class A	-	(580,568)
Class B	-	(188,371)
Class C	-	(111,085)
Fund share transactions: Proceeds from shares sold	113,319,140	245,140,267
Reinvestment of distributions	-	17,585,773
Cost of shares redeemed	(132,244,355)	(152,014,181)
Redemption fees	27,104	284,604
Net increase (decrease) in net assets from Fund share transactions	(18,898,111)	110,996,463
Increase (decrease) in net assets	(145,510,259)	(37,028,086)
Net assets at beginning of period	318,528,621	355,556,707
Net assets at end of period	$ 173,018,362	$ 318,528,621

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.65	$ 27.24	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.20)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(7.01)	(8.19)	(1.77)
Total from investment operations	(7.19)	(8.39)	(1.83)
Less distributions from: Net realized gains on investment transactions	-	(1.22)	-
Redemption fees	-***	.02	-
Net asset value, end of period	$ 10.46	$ 17.65	$ 27.24
Total Return (%)[c]	(40.74)	(31.54)[d]	(6.30)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	25	2
Ratio of expenses before expense reductions (%)	1.45	1.51[e]	2.10*
Ratio of expenses after expense reductions (%)	1.45	1.46[e]	1.45*
Ratio of net investment income (loss) (%)	(1.20)	(.99)	(.26)**
Portfolio turnover rate (%)	83	111	135
[a] For the period from May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended July 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.29)	(.36)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(6.91)	(8.15)	(1.76)
Total from investment operations	(7.20)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	(1.22)	-
Redemption fees	-***	.02	-
Net asset value, end of period	$ 10.28	$ 17.48	$ 27.19
Total Return (%)[c]	(41.19)	(32.09)[d]	(6.47)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6.69
Ratio of expenses before expense reductions (%)	2.26	2.39[e]	3.19*
Ratio of expenses after expense reductions (%)	2.26	2.25[e]	2.20*
Ratio of net investment income (loss) (%)	(2.01)	(1.79)	(.45)**
Portfolio turnover rate (%)	83	111	135
[a] For the period from May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended July 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 27.19	$ 29.07
Income (loss) from investment operations: Net investment income (loss)[b]	(.29)	(.34)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(6.90)	(8.17)	(1.76)
Total from investment operations	(7.19)	(8.51)	(1.88)
Less distributions from: Net realized gains on investment transactions	-	(1.22)	-
Redemption fees	-***	.02	-
Net asset value, end of period	$ 10.29	$ 17.48	$ 27.19
Total Return (%)[c]	(41.13)	(32.09)[d]	(6.47)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6.34
Ratio of expenses before expense reductions (%)	2.24	2.40[e]	3.66*
Ratio of expenses after expense reductions (%)	2.24	2.25[e]	2.20*
Ratio of net investment income (loss) (%)	(1.99)	(1.78)	(.45)**
Portfolio turnover rate (%)	83	111	135
[a] For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total returns do not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.23
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	(5.64)
Total from investment operations	(5.68)
Redemption fees	-***
Net asset value, end of period	$ 10.55
Total Return (%)	(35.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02
Ratio of expenses (%)	.86*
Ratio of net investment income (loss) (%)	(.65)*
Portfolio turnover rate (%)	83
[a] For the period from December 3, 2001 (commencement of sales of Class I shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On December 3, 2001, the Fund commenced offering Class I shares. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $164,038,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($32,625,000) and July 31, 2010 ($131,413,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $36,556,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002 the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 164,038,000
Unrealized appreciation (depreciation) on investments	$ (46,014,711)

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $213,587,926 and $203,573,394, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525%, 0.50% and 0.10% of average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 17,474	$ 1,219
Class S	979,150	68,631
Class A	131,362	9,658
Class B	36,412	2,724
Class C	27,873	1,950
Class I	8	2
	$ 1,192,279	$ 84,184

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 52,017	$ 4,021
Class C	41,810	3,033
	$ 93,827	$ 7,054

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002	Effective Rate
Class A	$ 60,576	$ 4,551	0.22%
Class B	15,655	1,154	0.23%
Class C	12,706	861	0.23%
	$ 88,937	$ 6,566

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2002, aggregated $6,534.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2002, the CDSC for Class B and C shares aggregated $18,449 and $1,346, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2002, SDI received $5,512.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002 totaled $400,999 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced for custodian credits earned by $236.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	77,821	$ 1,121,474	358,841*	$ 8,229,363*
Class S	4,735,980	71,701,729	8,170,587	178,839,022
Class A	2,075,260	31,910,945	1,932,535	42,084,091
Class B	301,537	4,569,821	374,829	8,332,264
Class C	263,570	3,955,583	359,484	7,655,527
Class I	4,148.7	59,588	-**	-**
		$ 113,319,140		$ 245,140,267
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	9,515*	$ 207,634*
Class S	-	-	758,295	16,538,625
Class A	-	-	25,323	551,524
Class B	-	-	8,419	182,437
Class C	-	-	4,871	105,553
Class I	-	-	-**	-**
		$ -		$ 17,585,773
Shares redeemed
Class AARP	(112,742)	$ (1,563,377)	(95,784)*	$ (1,870,108)*
Class S	(7,040,264)	(103,838,136)	(6,223,009)	(134,882,505)
Class A	(1,484,589)	(21,954,995)	(623,440)	(13,191,758)
Class B	(157,538)	(2,146,865)	(43,049)	(853,901)
Class C	(191,238)	(2,711,053)	(61,713)	(1,215,909)
Class I	(2,220)	(29,929)	-**	-**
		$ (132,244,355)		$(152,014,181)
Redemption fees
Class AARP	-	$ 3,489	-*	$ 15,537*
Class S	-	23,615	-	269,067
		$ 27,104		$ 284,604
Net increase (decrease)
Class AARP	(34,921)	$ (438,414)	272,572*	$ 6,582,426*
Class S	(2,304,284)	(32,112,792)	2,705,873	60,764,209
Class A	590,671	9,955,950	1,334,418	29,443,857
Class B	143,999	2,422,956	340,199	7,660,800
Class C	72,332	1,244,530	302,642	6,545,171
Class I	1,928.7	29,659	-**	-**
		$ (18,898,111)		$ 110,996,463

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** For the period from December 3, 2001 (commencement of sales of Class I shares) to January 31, 2002.

Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 12, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder 21st Century Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
9,197,839	188,280	182,519

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990- present	President, WGBH Educational Foundation	48	American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988)	48	CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	1995- present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	The Harris Insight Funds (registered investment companies)
Keith R. Fox (48)
Trustee	1996- present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	2002- present	Retired; Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment company) (1994-present); formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998)	48	Household International (banking and finance); ISI Family of Funds (registered investment companies); Kimberly-Clark Corporation (personal consumer products)
Jean Gleason Stromberg (58)
Trustee	1999- present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994- present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	2002- present	Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment companies) (1995-present); Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board

Interested Trustee
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Richard T. Hale** (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
** Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
President	2000-present	Managing Director of Deutsche Asset Management
James E. Fenger (43)
Vice President	1998-present	Managing Director of Deutsche Asset Management
Joshua Feuerman (36)
Vice President	2002-present	Managing Director of Deutsche Asset Management; formerly, head of international strategies, State Street Global Advisors
Richard T. Hale ## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); Assistant General Counsel, United States Securities and Exchange Commission

Sewall Hodges (47)
Vice President	1999-present	Managing Director of Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Blair J. Treisman (34)
Vice President	2000-present	Vice President of Deutsche Asset Management
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000-present	Senior Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
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Scudder S&P 500 Stock Fund
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Scudder Small Company Stock Fund
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Scudder 21st Century Growth Fund
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Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
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Scudder-Dreman High Return Equity Fund
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Asset Allocation
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Income
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Closed-End Funds
The Brazil Fund, Inc.
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Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Performance Summary July 31, 2002

Average Annual Total Returns*
Life of Class**
Scudder 21st Century Growth Fund - Class I Shares	-35.00%
Russell 2000 Growth Index+	-25.70%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on December 3, 2001. Index comparisons begin November 30, 2001.
+ The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder 21st Century Growth Fund prospectus and the 2002 Annual Report for Scudder 21st Century Growth Fund.

(STFC-2I)